                                                                    Exhibit 10.4


                              COMMON STOCK WARRANT

                               To Purchase 76,750
                            Shares of Common Stock of

                            Fieldworks, Incorporated

                                September 7, 1999


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

     THIS CERTIFIES THAT, in consideration for $50.00 and other valuable consideration, Dougherty Summit Securities LLC ("DSS"), or permitted assigns, is entitled to subscribe for and purchase from Fieldworks, Incorporated (the "Company"), a Minnesota corporation, at any time after the date hereof to and including the Expiration Date (as defined in Section 1 hereof), 76,750 fully paid and nonassessable shares of the Company's Common Stock, $.001 par value, at a price of $1.00 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Expiration; Exercise; Transferability.

          (a) This Warrant may be exercised in whole or in part, at any time after the date hereof to and including the Expiration Date. As used herein "Expiration Date" shall mean September 7, 2004.

          (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of stock), by written notice of exercise in the form appended hereto delivered to the Company on or prior to the Expiration Date, ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it in full by certified or bank check or wire transfer of the purchase price for such shares.

          (c) This Warrant may be transferred subject to the following conditions: (i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of DSS, or (y) both officers and employees of DSS, and (ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws. In the event of any such transfer, the term "Warrants" as used hereinbelow shall apply to all of such transferred Warrants, in the aggregate.

     2. Issuance of Shares. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

     3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will upon receipt of payment therefor upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

          (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

          (c) (i) If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

               (ii) In any event any consolidation or merger of the Company or the sale of all or substantially all of its assets, the Company shall give the holder of this Warrant notice of any such transaction, which notice shall be given at least 10 days prior to any record date which shall be established in connection with any shareholder meeting or consent solicitation with respect to such transaction.

               Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant.

          If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

               (d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the share purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

     6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. Transfer of Warrant or Resale of Shares. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer in the form appended hereto and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; provided, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act, as amended (the "Securities Act").

     If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

     8. Registration Rights.

     (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on Form S-8 or Form S-4 or any form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants (the "Common Shares") of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice, the Company will use its best efforts to cause all Common Shares which such holders shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however,

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that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be proportionately reduced (among all shareholders seeking registration) to a number deemed satisfactory by the managing underwriter. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 180 days from the effective date of the registration statement, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

     (b) If and whenever the Company is required by the provisions of Section 8(a) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

          (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

          (iii) provide security holders' counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

          (iv) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (v) use its diligent, good faith efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (vi) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vii) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (viii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

          (ix) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (x) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (xii) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

     (c) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the security holder will pay the fees and expenses of any legal counsel such holders may engage, as well as the holder's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

     (d) The holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each such holder agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the holder notice of the suspension of such prospectus and ending at the time the Company gives the holder notice that the holder may thereafter effect sales pursuant to such prospectus.

     (e) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

     9. Additional Right to Convert Warrant.

     (a) If at any time the shares to be issued upon exercise of this Warrant cannot be immediately sold pursuant to an effective registration under the Securities Act, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ

     National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Fieldworks, Incorporated has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of September 7, 1999.


                                        FIELDWORKS, INCORPORATED



                                        By /s/ Karen L. Engebretson
                                           ---------------------------------

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)



FIELDWORKS, INCORPORATED

     The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.001 par value, of Fieldworks, Incorporated and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of ________________________ and be delivered to _____________________ whose address is _______________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the warrant)



                                     (Address)



                                     (City - State - Zip)

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto those individuals listed on Exhibit A, attached hereto, the right represented by the within warrant to purchase the number of shares opposite their names on the attached Exhibit A of Common Stock, $.001 par value, of Fieldworks, Incorporated to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of Fieldworks, Incorporated, with full power of substitution in the premises.


Dated:________________               DOUGHERTY SUMMIT SECURITIES LLC
                                            90 South Seventh Street
                                            Suite 4300
                                            Minneapolis, MN 55402


                                            By________________________________


In the presence of:

-------------------------------

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)


TO Fieldworks, Incorporated

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to surrender for conversion _______________ shares of the Common Stock of Fieldworks, Incorporated and to receive _________ shares of the Common Stock of Fieldworks, Incorporated. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of __________________ whose address is ____________________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the Warrant)



                                     (Address)



                                     (City - State - Zip)

                              COMMON STOCK WARRANT

                               To Purchase 30,000
                            Shares of Common Stock of

                            Fieldworks, Incorporated

                               September 23, 1999


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

     THIS CERTIFIES THAT, in consideration for $50.00 and other valuable consideration, Dougherty Summit Securities LLC ("DSS"), or permitted assigns, is entitled to subscribe for and purchase from Fieldworks, Incorporated (the "Company"), a Minnesota corporation, at any time after the date hereof to and including the Expiration Date (as defined in Section 1 hereof), 30,000 fully paid and nonassessable shares of the Company's Common Stock, $.001 par value, at a price of $1.00 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Expiration; Exercise; Transferability.

          (a) This Warrant may be exercised in whole or in part, at any time after the date hereof to and including the Expiration Date. As used herein "Expiration Date" shall mean September 23, 2004.

          (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of stock), by written notice of exercise in the form appended hereto delivered to the Company on or prior to the Expiration Date, ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it in full by certified or bank check or wire transfer of the purchase price for such shares.

          (c) This Warrant may be transferred subject to the following conditions: (i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of DSS, or (y) both officers and employees of DSS, and (ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws. In the event of any such transfer, the term "Warrants" as used hereinbelow shall apply to all of such transferred Warrants, in the aggregate.

     2. Issuance of Shares. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

     3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will upon receipt of payment therefor upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

          (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

          (c) (i) If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

               (ii) In any event any consolidation or merger of the Company or the sale of all or substantially all of its assets, the Company shall give the holder of this Warrant notice of any such transaction, which notice shall be given at least 10 days prior to any record date which shall be established in connection with any shareholder meeting or consent solicitation with respect to such transaction.

               Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

          (d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the share purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

     6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. Transfer of Warrant or Resale of Shares. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer in the form appended hereto and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; provided, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act, as amended (the "Securities Act").

     If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

     8. Registration Rights.

     (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on Form S-8 or Form S-4 or any form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants (the "Common Shares") of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice, the Company will use its best efforts to cause all Common Shares which such holders shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be proportionately reduced (among all shareholders seeking registration) to a number deemed satisfactory by the managing underwriter. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 180 days from the effective date of the registration statement, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

     (b) If and whenever the Company is required by the provisions of Section 8(a) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

          (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

          (iii) provide security holders' counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

          (iv) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (v) use its diligent, good faith efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (vi) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vii) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (viii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

          (ix) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (x) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (xii) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

     (c) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the security holder will pay the fees and expenses of any legal counsel such holders may engage, as well as the holder's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

     (d) The holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each such holder agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the holder notice of the suspension of such prospectus and ending at the time the Company gives the holder notice that the holder may thereafter effect sales pursuant to such prospectus.

     (e) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

     9. Additional Right to Convert Warrant.

     (a) If at any time the shares to be issued upon exercise of this Warrant cannot be immediately sold pursuant to an effective registration under the Securities Act, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Fieldworks, Incorporated has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of September 23, 1999.


                                             FIELDWORKS, INCORPORATED



                                             By /s/ Karen L. Engebretson
                                                -------------------------------

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)



FIELDWORKS, INCORPORATED

     The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.001 par value, of Fieldworks, Incorporated and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of __________________________ and be delivered to ________________________
whose address is ____________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the warrant)



                                     (Address)



                                     (City - State - Zip)

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto those individuals listed on Exhibit A, attached hereto, the right represented by the within warrant to purchase the number of shares opposite their names on the attached Exhibit A of Common Stock, $.001 par value, of Fieldworks, Incorporated to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of Fieldworks, Incorporated, with full power of substitution in the premises.


Dated: ________________                 DOUGHERTY SUMMIT SECURITIES LLC
                                            90 South Seventh Street
                                            Suite 4300
                                            Minneapolis, MN 55402


                                        By ___________________________________


In the presence of:


-------------------------------

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)



TO Fieldworks, Incorporated

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to surrender for conversion _______________ shares of the Common Stock of Fieldworks, Incorporated and to receive _________ shares of the Common Stock of Fieldworks, Incorporated. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of __________________ whose address is _________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the Warrant)



                                     (Address)



                                     (City - State - Zip)

COMMON STOCK WARRANT

                               To Purchase 43,250
                            Shares of Common Stock of

                            Fieldworks, Incorporated

                               September 30, 1999


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

     THIS CERTIFIES THAT, in consideration for $50.00 and other valuable consideration, Dougherty Summit Securities LLC ("DSS"), or permitted assigns, is entitled to subscribe for and purchase from Fieldworks, Incorporated (the "Company"), a Minnesota corporation, at any time after the date hereof to and including the Expiration Date (as defined in Section 1 hereof), 43,250 fully paid and nonassessable shares of the Company's Common Stock, $.001 par value, at a price of $1.00 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Expiration; Exercise; Transferability.

          (a) This Warrant may be exercised in whole or in part, at any time after the date hereof to and including the Expiration Date. As used herein "Expiration Date" shall mean September 30, 2004.

          (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of stock), by written notice of exercise in the form appended hereto delivered to the Company on or prior to the Expiration Date, ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it in full by certified or bank check or wire transfer of the purchase price for such shares.

          (c) This Warrant may be transferred subject to the following conditions: (i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of DSS, or (y) both officers and employees of DSS, and (ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws. In the event of any such transfer, the term "Warrants" as used hereinbelow shall apply to all of such transferred Warrants, in the aggregate.

     2. Issuance of Shares. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

     3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will upon receipt of payment therefor upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

          (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

          (c) (i) If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

               (ii) In any event any consolidation or merger of the Company or the sale of all or substantially all of its assets, the Company shall give the holder of this Warrant notice of any such transaction, which notice shall be given at least 10 days prior to any record date which shall be established in connection with any shareholder meeting or consent solicitation with respect to such transaction.

               Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

               (d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the share purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

     6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. Transfer of Warrant or Resale of Shares. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer in the form appended hereto and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; provided, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act, as amended (the "Securities Act").

     If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

     8. Registration Rights.

     (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on Form S-8 or Form S-4 or any form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants (the "Common Shares") of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice, the Company will use its best efforts to cause all Common Shares which such holders shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be proportionately reduced (among all shareholders seeking registration) to a number deemed satisfactory by the managing underwriter. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 180 days from the effective date of the registration statement, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

     (b) If and whenever the Company is required by the provisions of Section 8(a) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

          (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

          (iii) provide security holders' counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

          (iv) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (v) use its diligent, good faith efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (vi) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vii) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (viii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

          (ix) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (x) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (xii) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

     (c) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the security holder will pay the fees and expenses of any legal counsel such holders may engage, as well as the holder's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

     (d) The holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each such holder agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the holder notice of the suspension of such prospectus and ending at the time the Company gives the holder notice that the holder may thereafter effect sales pursuant to such prospectus.

     (e) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

     9. Additional Right to Convert Warrant.

     (a) If at any time the shares to be issued upon exercise of this Warrant cannot be immediately sold pursuant to an effective registration under the Securities Act, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Fieldworks, Incorporated has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of September 30, 1999.


                                        FIELDWORKS, INCORPORATED



                                        By /s/ Karen L. Engebretson
                                           ----------------------------------

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)



FIELDWORKS, INCORPORATED

     The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.001 par value, of Fieldworks, Incorporated and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of ________________________ and be delivered to __________________________
whose address is ________________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the warrant)



                                     (Address)



                                     (City - State - Zip)

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto those individuals listed on Exhibit A, attached hereto, the right represented by the within warrant to purchase the number of shares opposite their names on the attached Exhibit A of Common Stock, $.001 par value, of Fieldworks, Incorporated to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of Fieldworks, Incorporated, with full power of substitution in the premises.


Dated: ________________                 DOUGHERTY SUMMIT SECURITIES LLC
                                            90 South Seventh Street
                                            Suite 4300
                                            Minneapolis, MN 55402


                                        By ___________________________________


In the presence of:


-------------------------------

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)



TO Fieldworks, Incorporated

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to surrender for conversion _______________ shares of the Common Stock of Fieldworks, Incorporated and to receive _________ shares of the Common Stock of Fieldworks, Incorporated. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of _________________ whose address is __________________________________.




Dated:________________               __________________________________________
                                     (Signature must conform in all respects to the name of holder as specified on the face of the Warrant)



                                     (Address)



                                     (City - State - Zip)